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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of Footstar, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of April 17, 2002.


                                     ESL PARTNERS, L.P.

                                     By:   RBS Partners, L.P., its general
                                             partner
                                     By:   ESL Investments, Inc., its general
                                             partner

                                           By:    /s/ EDWARD S. LAMPERT
                                               --------------------------------
                                                      Edward S. Lampert
                                                      Chairman

                                     ESL LIMITED

                                     By:   ESL Investment Management, LLC, its
                                             investment manager

                                           By:    /s/ EDWARD S. LAMPERT
                                               --------------------------------
                                                      Edward S. Lampert
                                                      Managing Member

                                     ESL INSTITUTIONAL PARTNERS, L.P.

                                     By:   RBS Investment Management, LLC, its
                                           general partner

                                           By:    /s/ EDWARD S. LAMPERT
                                               --------------------------------
                                                      Edward S. Lampert
                                                      Managing Member

                                     ESL INVESTORS, L.L.C.

                                     By:   RBS Partners, L.P., its manager
                                     By:   ESL Investments, Inc., its general
                                            partner

                                           By:    /s/ EDWARD S. LAMPERT
                                               --------------------------------
                                                      Edward S. Lampert
                                                      Chairman